Exhibit 99.3

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company				Page 1 of 3

Chapter 11 Case No. LA 01-44828-SB (Administratively Consolidated with Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)	Statement Number: For the Period FROM: TO:		37 11/1/2004 11/31/2004

CASH ACTIVITY ANALYSIS (Cash Basis Only)	Collateral Account	Concentration Account

Balance before Statement #1	268,333.21	65,956.21

A. Total Receipts per all Prior Interim Statements	6,004,322.37	4,815,666.40

B. Less: Total Disbursements per all Prior Statements	5,047,903.55	4,822,561.16

C. Beginning Balance	$1,224,752.03	$59,061.45

D. Receipts during Current Period
Description
11/1/2004 Tanya Miller	990.00
11/1/2004 AT & T	15.11
11/5/2004 HD Net	22,500.00
11/5/2004 Tanya Miller	330.00
11/5/2004 Lifetime	186,666.68
11/9/2004 Wire Transfer		38,000.00
11/10/2004 Daro	21,127.84
11/10/2004 A Neuhauser	(330.00)
11/17/2004 AB Svensk	119.72
11/18/2004 Daro	29,980.84
11/22/2004 Tanya Miller	550.00
11/23/2004 Wire Transfer		55,000.00
11/30/2004 interest	2,304.39

TOTAL RECEIPTS THIS PERIOD	264,254.58	93,000.00	—	—

E. Balance Available (C plus D)	$1,489,006.61	$152,061.45	$—	$—

	DEBTOR IN POSSESSION INTERIM STATEMENT NO: 37				Page 2 of 3

F. Less: Disbursements during Current Period:
Date	Check No.	Payee/Purpose
11/5/2004		ADP Fees		114.73
11/9/2004		Wire Transfer	38,000.00
11/9/2004		ADP Taxes		10319.05
11/9/2004	8134	Payroll		1019.10
11/9/2004	8135	Payroll		13274.17
11/9/2004	8136	Payroll		1351.58
11/9/2004	8137	Payroll		2385.40
11/11/2004	38080	United States Trustee		250.00
11/11/2004	38081	United States Trustee		3750.00
11/11/2004	38082	United States Trustee		250.00
11/11/2004	38083	United States Trustee		250.00
11/11/2004	38084	United States Trustee		250.00
11/11/2004	38085	United States Trustee		250.00
11/11/2004	38086	United States Trustee		250.00
11/11/2004	38087	United States Trustee		250.00
11/11/2004	38088	United States Trustee		250.00
11/11/2004	38089	Accurate Express		59.40
11/11/2004	38090	Qwest Communications		47.05
11/11/2004	38091	Personnel Concepts Limited		24.74
11/12/2004		ADP Fees		20.00
11/17/2004	38092	Arrowhead		26.36
11/17/2004	38093	Blue Shield of California		316.00
11/17/2004	38094	Federal Express		12.32
11/17/2004	38095	Irubin Consulting		104.85
11/17/2004	38096	Point 360		300.00
11/17/2004	38097	Alice P.Neuhauser		673.27
11/19/2004		ADP Fees		97.24
11/22/2004	38098	New Beginnings Enterprises		3802.00
11/22/2004	38099	Health Net		2335.31
11/23/2004		Wire Transfer	55,000.00
11/23/2004		ADP Taxes		11552.17
11/23/2004	8138	Payroll		1019.08
11/23/2004	8139	Payroll		14728.74
11/23/2004	8140	Payroll		1351.57
11/23/2004	8141	Payroll		2417.87
11/24/2004	38100	KEREN AMINIA		746.12
11/24/2004	38101	Accurate Express		61.20
11/24/2004	38102	Alice P.Neuhauser		126.81
11/24/2004	38103	SBC		83.35
11/24/2004	38104	SBC		361.39
11/24/2004	38105	Brandon & Morner-Ritt		11800.00
11/29/2004	38106	Recall		1054.25
11/30/2004	38107	Bowne of Los Angeles, Inc		1615.00

TOTAL DISBURSEMENTS THIS PERIOD:			93,000.00	88,950.12	—	—
G. Ending Balance (E less F)			$1,396,006.61	$63,111.33	$—	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 37	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account	1891215236	$731.10
Bank of Scotland - Pinocchio	3516309	857,428.96	Pound Sterling	Time Deposit
Bank of Scotland - Basil	3516317	211,009.45	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	382.86	Pound Sterling
Edge Entertainment	1891152710	$172.89
European Films LTD	1890563818	$7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$16,890.04
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$17,714.61
KL\7 Venture	1890-69-6360	$11,929.84
Denial Venture	1890-69-6501	$42,461.64
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser

Debtor in Possession